Exhibit 10.24

Notice of Award SMALL BUSINESS INNOVATION RESEARCH PROG Issue Date: 09/26/2013 Department of Health and Human Services National Institutes of Health NATIONAL INSTITUTE ON ALCOHOL ABUSE AND ALCOHOLISM

Grant Number: 1R43AA021054-01A1

Principal Investigator(s):

Bert J. W. M. Oehlen, PHD

Project Title: LPA1 antagonist for alcoholic liver disease

Dr. Oehlen, Bert , PhD

Senior Research Scientist

51 Charles Lindbergh Boulevard

Uniondale, NY 115533658

Award e-mailed to: igoldberg@angion.com

Budget Period: 09/26/2013 – 08/31/2014

Project Period: 09/26/2013 – 08/31/2014

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $251,048 (see “Award Calculation” in Section I and “Terms and Conditions” in Section III) to ANGION BIOMEDICA CORPORATION in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 15 USC 638 42 CFR 52 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the “Terms and Conditions” is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release, or other document about research supported by an NIH award must include an acknowledgment of NIH award support and a disclaimer such as “Research reported in this publication was supported by the National Institute On Alcohol Abuse And Alcoholism of the National Institutes of Health under Award Number R43AA021054. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institutes of Health.” Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients must promote objectivity in research by establishing standards that provide a reasonable expectation that the design, conduct and reporting of research funded under NIH awards will be free from bias resulting from an Investigator’s Financial Conflict of Interest (FCOI), in accordance with 42 CFR Part 50 Subpart F. Subsequent to the compliance date of the 2011 revised FCOI regulation (i.e., on or before August 24, 2012), Awardees must be in compliance with all aspects of the 2011 revised regulation; until then, Awardees must comply with the 1995 regulation. The Institution shall submit all FCOI reports to the NIH through the eRA Commons FCOI Module. The regulation does not apply to Phase I Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) awards. Consult the NIH website http://grants.nih.gov/grants/policy/coi/ for a link to the regulation and additional important information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Judy Fox

Grants Management Officer

NATIONAL INSTITUTE ON ALCOHOL ABUSE AND ALCOHOLISM

1	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Additional information follows

2	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SECTION I – AWARD DATA – 1R43AA021054-01A1

Award Calculation (U.S. Dollars)
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Consultant Services	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]
Other Costs	$	[***]

Federal Direct Costs	$	[***]
Federal F&A Costs	$	[***]
Approved Budget	$	[***]
Fee	$	[***]
Federal Share	$	[***]
TOTAL FEDERAL AWARD AMOUNT		$251,048

AMOUNT OF THIS ACTION (FEDERAL SHARE)		$251,048

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
1	$251,048	$251,048

Fiscal Information:
CFDA Number:	93.273
EIN:	1113430072A1
Document Number:	RAA021054A
Fiscal Year:	2013

IC	CAN	2013
AA	8470487	$251,048

NIH Administrative Data:

PCC: AM S / OC: 414A / Released: SIMONSJ 09/20/2013

Award Processed: 09/26/2013 12:16:57 AM

SECTION II – PAYMENT/HOTLINE INFORMATION – 1R43AA021054-01A1

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 1R43AA021054-01A1

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant program legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45 CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

3	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This award is subject to the requirements of 2 CFR Part 25 for institutions to receive a Dun & Bradstreet Universal Numbering System (DUNS) number and maintain an active registration in the Central Contractor Registration. Should a consortium/subaward be issued under this award, a DUNS requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

Based on the project period start date of this project, this award is likely subject to the Transparency Act subaward and executive compensation reporting requirement of 2 CFR Part 170. There are conditions that may exclude this award; see http://grants.nih.gov/grants/policy/awardconditions.htm for additional award applicability information.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website: http://publicaccess.nih.gov/.

This award represents the final year of the competitive segment for this grant. See the NIH Grants Policy Statement Section 8.6 Closeout for complete closeout requirements at: http://grants.nih.gov/grants/policy/#gps .

A final Federal Financial Report (FFR) (SF 425) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date; see the NIH Grants Policy Statement Section 8.6.1 Financial Reports, http://grants.nih.gov/grants/policy/#gps, for additional information on this submission requirement. The final FFR must indicate the exact balance of unobligated funds and may not reflect any unliquidated obligations. There must be no discrepancies between the final FFR expenditure data and the Payment Management System’s (PMS) cash transaction data.

A Final Invention Statement and Certification form (HHS 568), (not applicable to training, construction, conference or cancer education grants) must be submitted within 90 days of the expiration date. The HHS 568 form may be downloaded at: http://grants.nih.gov/grants/forms.htm.

Unless an application for competitive renewal is submitted, a final progress report must also be submitted within 90 days of the expiration date. Instructions for preparing a Final Progress Report are at: http://grants.nih.gov/grants/funding/finalprogressreport.pdf. Any other specific requirements set forth in the terms and conditions of the award must also be addressed in the final progress report. Institute/Centers may accept the progress report contained in competitive renewal (type 2) in lieu of a separate final progress report. Contact the awarding IC for IC- specific policy regarding acceptance of a progress report contained in a competitive renewal application in lieu of a separate final progress report.

NIH strongly encourages electronic submission of the final progress report and the final invention statement through the Closeout feature in the Commons, but will accept an email or hard copy submission as indicated below.

Email: The final progress report and final invention statement may be e-mailed as PDF attachments to the NIH Central Closeout Center at: DeasCentralized@od.nih.gov.

Hard copy: Paper submissions of the final progress report and the final invention statement may be faxed to the NIH Division of Central Grants Processing at 301-480-2304, or mailed to:

NIH Division of Central Grants Processing, OER

6705 Rockledge Drive

Suite 5016, Room 5109

MSC 7986

Bethesda, MD 20892-7986 (for regular or U.S. Postal Service Express mail)

Bethesda, MD 20817 (for other courier/express mail delivery only)

4	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

NOTE: If this is the final year of a competitive segment due to the transfer of the grant to another institution, then a Final Progress Report is not required. However, a final FFR is required and should be submitted electronically as noted above. If not already submitted, the Final Invention Statement is required and should be sent directly to the assigned Grants Management Specialist.

Treatment of Program Income:

Additional Costs

SECTION IV – AA Special Terms and Conditions – 1R43AA021054-01A1

This award is issued in accordance with the NIH fiscal year 2013 policy for grants described in NIH Guide Notice NOT-OD-13-064 (http://grants.nih.gov/grants/guide/notice-files/NOT-OD-13- 064.html).

None of the funds in this award shall be used to pay the salary of an individual at a rate in excess of the applicable salary cap. Therefore this award and/or future years are adjusted accordingly, if applicable. Current salary cap levels can be found at the following URL: http://grants1.nih.gov/grants/policy/salcap_summary.htm

Intellectual property rights: Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.14(h).

To the extent authorized by 35 U.S.C., Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items, whenever possible.

The fee provided as part of this Notice of Award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the HHS Payment Management System in increments proportionate to the drawdown of costs.

Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2. The Code of Federal Regulations (Title 45 Part 74.26) stipulates that a commercial organization is subject to audit requirements for a non-federal audit if, during its fiscal year, it expended $500,000 or more under HHS awards and at least one award is an HHS grant or subgrant. Therefore, the organization must have one grant or subgrant in order to be required to obtain a non-federal audit, but other HHS awards are included in the threshold calculations and the scope of the audit. (See threshold calculation examples, http://oamp.od.nih.gov/dfas/faqexamples.html.)

A final Federal Financial Report (FFR) (SF 425) must be submitted through the eRA Commons (Commons); see NIH Guide Notice NOT-OD-07-078 for additional information on this electronic submission requirement.

Furthermore, Phase I grantees that (1) do not intend to seek Phase II support or (2) are not prepared to submit a Phase II application within four months following the expiration of the Phase I budget period, must submit a final report of their Phase I effort. Otherwise, the Phase I Final Report is a part of the Phase II application.

5	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This award represents the final year of the Phase I competitive segment for this grant. In addition to the closeout instructions detailed in SECTION III—TERMS AND CONDITIONS of this Notice of Award, note there is no “form page” for a Final Report and the recommended length for the narrative portion is 10 pages. The format for the Final Progress Report is as follows:

1. State the beginning and ending dates for the period covered by the SBIR Phase I grant.

2. List all key personnel who have worked on the project during that period, their titles, dates of service, and number of hours devoted to the project.

3. Summarize the specific aims of the Phase I grant.

4. Provide a succinct account of published and unpublished results, indicating progress toward their achievement. Summarize the importance of the findings. Discuss any changes in the specific aims since the project was initiated. Include the Inclusion Enrollment Report with the final enrollment data for clinical research (MS Word or PDF).

5. List titles and complete references to publications, and manuscripts accepted for publication, if any, that resulted from the project’s effort. Submit five copies of such items, except patent and invention reports, as an Appendix.

6. List patents, copyrights, trademarks, invention reports and other printed materials, if any that resulted from the project or describe patent status, trade secrets or other demonstration of IP protection.

7. Describe the technology developed from this SBIR/STTR, its intended use and who will use it.

8. Describe the current status of the product (e.g., under development, commercialized, in use, discontinued).

9. If applicable, describe the status of FDA approval for your product, process, or service (e.g., continuing pre-IND studies, filed an IND, in Phase I (or II or III) clinical trials, applied for approval, review ongoing, approved, not approved).

10. Describe how your company has benefited from the program and/or the technology developed (e.g., firm’s growth, follow-on funding, increased technical expertise, licensing agreements, spin-off companies, public offering [include stock exchange and symbol]).

11. List of the generic and/or commercial name of product, process, or service, if any, that resulted from SBIR/STTR funding. If applicable, indicate the number of products sold.

12. Provide the current number of employees (total full time equivalents [FTEs]).

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist: William F Caputo

Email: bcaputo@mail.nih.gov Phone: 301-443-2434 Fax: 301-443-3891

Program Official: Svetlana Radaeva

Email: sradaeva@mail.nih.gov Phone: 301-443-1189 Fax: 301-594-0673

SPREADSHEET SUMMARY

GRANT NUMBER: 1R43AA021054-01A1

INSTITUTION: ANGION BIOMEDICA CORPORATION

6	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Budget	Year 1
Salaries and Wages	$	[***]
Fringe Benefits	$	[***]
Consultant Services	$	[***]
Supplies	$	[***]
Travel Costs	$	[***]
Other Costs	$	[***]
FEE	$	[***]
TOTAL FEDERAL DC	$	[***]
TOTAL FEDERAL F&A	$	[***]
TOTAL COST	$	[***]

Facilities and Administrative Costs	Year 1
F&A Cost Rate 1		90%
F&A Cost Base 1	$	[***]
F&A Costs 1	$	[***]

7	Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.